UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 20, 2021

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North Carpenter Street
Chicago, Illinois
(Address of Principal Executive Offices)
60607
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MCD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
    The following is a brief description and the voting results of each proposal voted upon at the Annual Shareholders’ Meeting held on May 20, 2021 of McDonald’s Corporation (the “Company”).

    Each of the twelve Directors proposed by the Company were re-elected for a one-year term beginning in May and continuing until the Company’s 2022 Annual Shareholders’ Meeting and until their successors have been elected and qualified. The votes on this proposal were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Lloyd Dean	479,411,242	20,283,555	884,844	104,585,676
Robert Eckert	438,925,416	60,730,521	923,704	104,585,676
Catherine Engelbert	497,573,708	2,213,615	792,318	104,585,676
Margaret Georgiadis	497,617,823	2,112,848	848,970	104,585,676
Enrique Hernandez, Jr.	350,725,528	148,927,252	926,861	104,585,676
Christopher Kempczinski	490,966,120	8,721,632	891,889	104,585,676
Richard Lenny	397,145,054	102,496,941	937,646	104,585,676
John Mulligan	495,615,097	4,026,665	937,879	104,585,676
Sheila Penrose	476,623,513	23,097,162	858,966	104,585,676
John Rogers, Jr.	461,685,686	37,999,108	894,847	104,585,676
Paul Walsh	454,817,289	44,784,659	977,693	104,585,676
Miles White	412,011,127	87,646,609	921,905	104,585,676

    The proposal regarding an advisory vote to approve the compensation awarded to the Company’s named executive officers for 2020 was approved. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
466,532,516	30,771,468	3,275,657	104,585,676

The proposal regarding an advisory vote to ratify the appointment of Ernst & Young LLP to serve as independent auditor for 2021 was approved. The votes on this proposal were as follows (there were no broker non-votes on this proposal):

For	Against	Abstain
578,661,134	25,376,702	1,127,481

    The proposal regarding an advisory vote on a shareholder proposal requesting a report on sugar and public health was not approved. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
52,846,129	438,917,378	8,816,134	104,585,676

The proposal regarding an advisory vote on a shareholder proposal requesting a report on antibiotics and public health costs was not approved. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
56,454,152	416,462,524	27,662,965	104,585,676

    The proposal regarding an advisory vote on a shareholder proposal requesting the ability for shareholders to act by written consent was not approved. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
212,252,064	285,447,888	2,879,689	104,585,676

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	May 26, 2021	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President, Associate General Counsel and Assistant Secretary